UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Repor t

Legg Mason

Investment Counsel

Variable

Social Awareness

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Portfolio objective

The Portfolio seeks capital appreciation and retention of net investment income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Investment Counsel Variable Social Awareness Portfolio for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Special shareholder notice

At the Board of Trustees of Legg Mason Partners Variable Equity Trust’s regular meeting held in February 2013, Western Asset Management Company was appointed as an additional subadviser of the Portfolio solely for management of cash and short term instruments.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 6, 2013

Legg Mason Investment Counsel Variable Social Awareness Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves pur-

IV	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Investment commentary (cont’d)

chasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	1

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks capital appreciation and retention of net investment income.

The Portfolio invests primarily in common stocks and other equity securities of U.S. companies in broad range of industries and sectors, without regard to market capitalization. Our rigorous stock selection is based upon proprietary fundamental analysis combined with a top-down approach to portfolio construction. In selecting individual equity securities, we look for companies that we believe are undervalued and have above-average potential for growth. We seek to invest in companies that exhibit superior characteristics including solid long-term earnings growth, high sustainable profitability, quality management, sound capital structure, strong cash flow and reasonable valuation.

The Portfolio targets a 30% investment (normally between 25% and 35%) in fixed-income securities, which are primarily investment grade and may be of any maturity. Our fixed-income strategy utilizes fundamental analysis and an assessment of relative value within the context of current market conditions, expected interest rate movements, changes in the shape of the yield curvei, and fluctuations in sector spreads. We employ a disciplined approach, constantly assessing market conditions in order to identify market anomalies. The Portfolio may invest up to 25% (and generally invests less than 15%) in foreign securities, including those of issuers in emerging market countries.

The Portfolio emphasizes companies that offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

For all securities in the Portfolio, we utilize our proprietary social research to determine whether, relative to other companies in their industry, selected companies make a positive contribution to society through their products and services and through the way they conduct business. Specifically, we focus on companies that:

•	Have fair and reasonable employment practices

•	Contribute to the general well-being of the citizens of their host communities and countries and have respect for human rights

•	Utilize strategies to minimize the negative impact of business activities on the environment

•	Do not manufacture nuclear weapons or other weapons of mass destruction or derive more than 5% of their revenue from the production of non-nuclear weaponry

•	Do not derive more than 5% of their revenue from the production or sale of tobacco products

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. In the financial markets, 2012 may well be more remembered for what did not occur than for what did. Despite worries at the beginning of last year, the Eurozone remained intact, the U.S. Presidential election took place with little drama and, while not a particularly pretty process, the U.S. Congress came through with a very last minute deal to ward off the approaching fiscal cliff. China’s leadership transition went smoothly, its economy did not collapse, and a slowdown there early in the year had the positive effect of lowering global commodity prices. Even the Mayans were wrong. At the same time, continued efforts on the part of central bankers around the world to flood the financial system with liquidity provided no shortage of stimulus in the hopes of improving global growth while keeping interest rates

2	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Portfolio overview (cont’d)

at rock bottom. As 2012 drew to a close, stocks, bonds, and gold all had posted positive returns. Surprising to many may be that developed markets outside of the U.S. outperformed the U.S. markets and emerging market stocks outperformed both. Within the U.S. stock market, the beaten-down financial sector was the top performing sector and the stable, low-volatility utilities sector came in last. In addition, continued prognostications for the end of the 30-year bull market in bonds remain premature.

Heading into 2013 we recognize that there are more than a few issues in the financial markets that lurk beneath a fairly calm surface. U.S. debt ceiling politics will hit in the first quarter of the year as will the onset of higher taxes for U.S. workers. And Europe’s financial situation is by no means solved, just put off for a while. At the same time, housing continues to recover, consumer debt burdens are lower, and finally there is clarity on tax policy. In fact, while we are not necessarily contrarian, one of the most unsettling aspects of the market is the current high level of optimism on the part of strategists and analysts, basically telling us that all is well in the world. We are encouraged by further indications of economic recovery but are unlikely to become more optimistic until after the political and financial ramifications of debt-ceiling negotiations are sorted out.

We maintain our view of low but positive economic growth with an outlook of U.S. gross domestic product (“GDP”)ii growth of 2% and a modest 2% rate of inflation with a bias to the upside. We are maintaining a neutral-weight overall towards equities, pending a resolution of the debt-ceiling negotiations, and view any downside moves in the market as an opportunity to increase exposure.

Q. How did we respond to these changing market conditions?

A. The equity portion of the Portfolio was actively managed during the time period. Actions taken included:

•	During the first half of the year, we increased the Portfolio’s exposure to the Industrials and Information Technology sectors and decreased exposure to the Telecommunication Services sector.

•	During the third quarter, we increased the Portfolio’s exposure to the Consumer Staples and Energy sectors and decreased exposure to the Information Technology, Industrials, and Materials sectors.

•	During the fourth quarter, we increased the Portfolio’s exposure to the Consumer Staples sector and decreased exposure to the Information Technology sector.

•

Throughout the year, we maintained an underweight in the Financials, Telecommunication Services and Utilities sectors and an overweight in the Consumer Discretionary, Health Care and Industrials sectors.

In the fixed-income portion of the Portfolio we continued to add corporate bonds throughout the year. However, the heavier buying took place in the second half of the year with the addition of BBB-rated securities and higher quality issues for diversification purposes. Exposure to collateralized mortgage obligations and callable Agency securities were also increased. Longer-dated U.S. Treasury securities were sold at the beginning of February and then again during the second quarter of the year as the market rallied. Corporate bond purchases were focused on the intermediate part of the yield curve, thereby reducing the barbell structure of the Portfolio.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	3

Performance review

For the twelve months ended December 31, 2012, Legg Mason Investment Counsel Variable Social Awareness Portfolio1 returned 10.71%. The Portfolio’s unmanaged benchmarks, the S&P 500 Indexiii and the Barclays U.S. Aggregate Indexiv, returned 16.00% and 4.22%, respectively, for the same period. The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)v returned 12.49% over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average2 returned 13.50% for the same period.

Performance Snapshot as of December 31, 2012 (unaudited)
	6 months	12 months
Legg Mason Investment Counsel Variable Social Awareness Portfolio[1]	4.93%	10.71%
S&P 500 Index	5.95%	16.00%
Barclays U.S. Aggregate Index	1.80%	4.22%
Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)	4.71%	12.49%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[2]	6.85%	13.50%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, maybe worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2012, the gross total annual operating expense ratio for the Portfolio was 0.95%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. In the equity portion of the Portfolio, our stock selection in the Health Care, Telecommunications, Information Technology, Utilities and Industrials sectors contributed to relative performance. In terms of sector positioning, our overweighting in the Consumer Discretionary and Energy sectors and underweighting in the Utilities sector also enhanced results. On an individual stock basis, the largest contributors to performance were Gilead Sciences Inc., Apple Inc., eBay Inc., Crown Castle International Corp., Covidien PLC and VF Corp.

In the fixed-income portion of the Portfolio, the leading contributor to performance was the overweight allocation to corporate securities, more specifically, to the Financials sector. On an individual security basis, the largest contributors to return were Bank of America, Genworth Financial, Rabobank, SLM Corporation and National Rural Utilities Cooperative.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 328 funds for the six-month period and among the 318 funds for the twelve-month period in the Portfolio’s Lipper category.

4	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Portfolio overview (cont’d)

Q. What were the leading detractors from performance?

A. In the equity portion of the portfolio, our stock selection in the Energy, Consumer Discretionary, Financials, Materials and Consumer Staples sectors detracted from relative results. In terms of sector positioning, our overweighting in the Materials and Consumer Staples sectors and underweighting in the Financials sector also detracted from performance. On an individual stock basis, the largest detractors from performance were FMC Technologies Inc., Apache Corp., Microchip Technology Inc., Coach Inc. and NetApp Inc.

In the fixed-income portion of the Portfolio, the leading detractor was the security selection within collateralized mortgage obligations and commercial mortgage-backed securities. On an individual security basis, the largest detractors from performance were Ginnie Mae CMOs, short-dated corporate securities (Apache and Novartis) and a long-dated U.S. Treasury security.

Thank you for your investment in Legg Mason Investment Counsel Variable Social Awareness Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Ronald T. Bates

Portfolio Manager (Equity Portion)

Legg Mason Investment Counsel, LLC

Aimee M. Eudy

Portfolio Manager (Fixed-Income Portion)

Legg Mason Investment Counsel, LLC

January 22, 2013

RISKS: Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Also, because the Portfolio uses a social awareness criterion, there may be a smaller universe of investments. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of December 31, 2012 were: Estee Lauder Cos. Inc., Class A Shares (2.5%), Yum! Brands Inc. (2.5%), Apache Corp. (2.3%), Apple Inc. (2.3%), U.S. Bancorp (2.2%), American Express Co. (2.1%), State Street Corp. (2.0%), General Mills Inc. (2.0%), Coach Inc. (2.0%) and Danaher Corp. (2.0%). Please refer to pages 10 through 16 for a list and percentage breakdown of the Portfolio’s holdings.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	5

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Financials (17.2%), Information Technology (14.9%), Health Care

(10.6%), Energy (10.2%) and Consumer Staples (9.3%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) has been prepared by the portfolio managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays U.S. Aggregate Index.

6	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2012 and December 31, 2011. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
4.93%	$1,000.00	$1,049.30	0.92%	$4.74	5.00%	$1,000.00	$1,020.51	0.92%	$4.67

[1]	For the six months ended December 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 12/31/12	10.71%
Five Years Ended 12/31/12	2.67
Ten Years Ended 12/31/12	6.89

Cumulative total returns[1]
12/31/02 through 12/31/12	94.65%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Legg Mason Investment Counsel Variable Social Awareness Portfolio vs. S&P 500 Index, Barclays U.S. Aggregate Index and Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)† — December 2002 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Legg Mason Investment Counsel Variable Social Awareness Portfolio on December 31, 2002, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index, the Barclays U.S. Aggregate Index and the Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%). The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays U.S. Aggregate Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Schedule of investments

December 31, 2012

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Shares	Value
Common Stocks — 69.3%
Consumer DIscretionary — 8.0%
Hotels, Restaurants & Leisure — 2.5%
Yum! Brands Inc.	17,240	$1,144,736
Multiline Retail — 1.6%
Target Corp.	12,500	739,625
Textiles, Apparel & Luxury Goods — 3.9%
Coach Inc.	16,780	931,458
V.F. Corp.	6,000	905,820
Total Textiles, Apparel & Luxury Goods		1,837,278
Total Consumer Discretionary		3,721,639
Consumer Staples — 8.7%
Beverages — 1.9%
PepsiCo Inc.	13,010	890,274
Food Products — 2.9%
Darling International Inc.	26,500	425,060	*
General Mills Inc.	23,140	935,088
Total Food Products		1,360,148
Household Products — 1.4%
Procter & Gamble Co.	9,282	630,155
Personal Products — 2.5%
Estee Lauder Cos. Inc., Class A Shares	19,170	1,147,516
Total Consumer staples		4,028,093
Energy — 9.0%
Energy Equipment & Services — 5.1%
FMC Technologies Inc.	18,940	811,200	*
National-Oilwell Varco Inc.	12,740	870,779
Tetra Technology Inc.	24,600	650,670	*
Total Energy Equipment & Services		2,332,649
Oil, Gas & Consumable Fuels — 3.9%
Apache Corp.	13,780	1,081,730
Hess Corp.	13,750	728,200
Total Oil, Gas & Consumable Fuels		1,809,930
Total Energy		4,142,579
FInancials — 8.2%
Capital Markets — 2.0%
State Street Corp.	20,170	948,192
Commercial Banks — 2.3%
U.S. Bancorp	32,590	1,040,924

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	11

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Shares	Value
Consumer Finance — 2.1%
American Express Co.	16,810	$966,239
Insurance — 1.8%
Arch Capital Group Ltd.	18,750	825,375	*
Total Financials		3,780,730
Health Care — 8.8%
Biotechnology — 2.2%
Celgene Corp.	6,120	481,767	*
Gilead Sciences Inc.	7,440	546,468	*
Total Biotechnology		1,028,235
Health Care Equipment & Supplies — 1.4%
Covidien PLC	11,270	650,730
Health Care Providers & Services — 3.6%
Express Scripts Holding Co.	14,930	806,220	*
UnitedHealth Group Inc.	16,230	880,315
Total Health Care Providers & Services		1,686,535
Health Care Technology — 1.6%
Cerner Corp.	9,310	722,828	*
Total Health Care		4,088,328
Industrials — 6.6%
Commercial Services & Supplies — 1.0%
Covanta Holding Corp.	25,270	465,474
Construction & Engineering — 1.5%
Quanta Services Inc.	25,700	701,353	*
Machinery — 2.7%
Danaher Corp.	16,490	921,791
Illinois Tool Works Inc.	5,310	322,901
Total Machinery		1,244,692
Road & Rail — 1.4%
Union Pacific Corp.	5,260	661,287
Total Industrials		3,072,806
Information Technology — 13.5%
Communications Equipment — 2.7%
Cisco Systems Inc.	27,150	533,497
QUALCOMM Inc.	11,690	725,014
Total Communications Equipment		1,258,511
Computers & Peripherals — 3.6%
Apple Inc.	2,010	1,071,390
NetApp Inc.	17,570	589,474	*
Total Computers & Peripherals		1,660,864

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security			Shares	Value
Electronic Equipment, Instruments & Components — 1.4%
Trimble Navigation Ltd.			10,920	$652,798	*
Internet Software & Services — 3.1%
eBay Inc.			11,700	596,934	*
Google Inc., Class A Shares			1,150	815,775	*
Total Internet Software & Services				1,412,709
IT Services — 1.2%
Accenture PLC, Class A Shares			8,590	571,235
Semiconductors & Semiconductor Equipment — 1.5%
Broadcom Corp., Class A Shares			20,730	688,443
Total Information Technology				6,244,560
Materials — 2.6%
Chemicals — 2.6%
Air Products & Chemicals Inc.			6,375	535,627
Potash Corp. of Saskatchewan Inc.			16,240	660,806
Total Materials				1,196,433
Telecommunication Services — 1.7%
Wireless Telecommunication Services — 1.7%
Crown Castle International Corp.			10,850	782,936	*
Utilities — 2.2%
Electric Utilities — 0.7%
Northeast Utilities			8,400	328,272
Water Utilities — 1.5%
American Water Works Co. Inc.			18,590	690,247
Total Utilities				1,018,519
Total Common Stocks (Cost — $21,787,588)				32,076,623

	Rate	Maturity Date	Face Amount
Asset-Backed Securities — 0.5%
Nelnet Student Loan Trust, 2008-2 A4 (Cost — $231,589)	2.019%	6/26/34	$222,000	232,303	(a)
Collateralized Mortgage Obligations — 4.5%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.077%	11/10/42	287,000	292,909	(a)
Commercial Mortgage Pass Through Certificates, 2007-C9 AAB	5.800%	12/10/49	158,237	170,151	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 2837 ED	5.000%	8/15/19	11,746	12,137
Federal Home Loan Mortgage Corp. (FHLMC), 4030 JA	3.500%	12/15/41	376,874	378,467
Federal National Mortgage Association (FNMA), 2011-053 CY	4.000%	6/25/41	44,180	47,622
Federal National Mortgage Association (FNMA), 2011-111 VA	4.000%	1/25/23	91,456	95,829

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	13

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2009-22 AG	4.000%	10/16/32	$142,303	$143,783
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	241,775	247,368
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	243,303	251,511
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	309,068	318,999
Morgan Stanley Dean Witter Capital I Inc., 2001-TOP3 A4	6.390%	7/15/33	2,736	2,744
Wachovia Bank Commercial Mortgage Trust, 2007-C33 A3	5.921%	2/15/51	129,851	135,989	(a)
Total Collateralized Mortgage Obligations (Cost — $2,103,272)				2,097,509
Corporate Bonds & Notes — 15.5%
Consumer Discretionary — 0.5%
Media — 0.5%
Comcast Corp., Senior Notes	5.650%	6/15/35	200,000	235,458
Consumer Staples — 0.6%
Beverages — 0.6%
PepsiCo Inc., Senior Notes	5.000%	6/1/18	245,000	290,932
Energy — 1.2%
Energy Equipment & Services — 0.1%
FMC Technologies Inc., Senior Notes	2.000%	10/1/17	50,000	50,518
Oil, Gas & Consumable Fuels — 1.1%
Apache Corp., Senior Notes	5.250%	4/15/13	125,000	126,643
ONEOK Partners LP, Senior Notes	2.000%	10/1/17	50,000	50,473
Petrobras International Finance Co., Senior Notes	3.500%	2/6/17	250,000	262,812
Statoil ASA, Senior Notes	3.125%	8/17/17	70,000	76,268
Total Oil, Gas & Consumable Fuels				516,196
Total Energy				566,714
Financials — 9.0%
Capital Markets — 1.0%
BlackRock Inc., Senior Notes	3.500%	12/10/14	160,000	169,058
BlackRock Inc., Senior Notes	4.250%	5/24/21	125,000	141,252
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	155,000	164,191
Total Capital Markets				474,501
Commercial Banks — 3.6%
Bank of Montreal, Senior Notes	1.400%	9/11/17	75,000	75,371
Bank of Nova Scotia, Senior Notes	2.375%	12/17/13	110,000	112,117
Bank of Nova Scotia, Senior Notes	2.050%	10/7/15	100,000	103,417
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	170,000	190,714

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Fifth Third Bancorp, Senior Notes	3.625%	1/25/16	$100,000	$106,920
Rabobank Nederland NV, Notes	4.500%	1/11/21	350,000	394,064
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	170,000	175,576
SunTrust Banks Inc., Senior Notes	3.600%	4/15/16	175,000	187,071
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	100,000	115,225
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	175,000	187,828
Total Commercial Banks				1,648,303
Consumer Finance — 1.2%
SLM Corp., Medium-Term Notes, Senior Notes	5.000%	10/1/13	400,000	411,500
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	125,000	129,709
Total Consumer Finance				541,209
Diversified Financial Services — 2.0%
Bank of America Corp., Senior Notes	5.625%	10/14/16	250,000	282,920
JPMorgan Chase & Co., Senior Notes	3.450%	3/1/16	200,000	212,562
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	200,000	301,799
NYSE Euronext, Senior Notes	2.000%	10/5/17	140,000	142,482
Total Diversified Financial Services				939,763
Real Estate Investment Trusts (REITs) — 1.2%
Digital Realty Trust Inc., Senior Notes	5.250%	3/15/21	50,000	55,432
HCP Inc., Senior Notes	2.625%	2/1/20	250,000	249,424
Health Care REIT Inc., Senior Notes	3.625%	3/15/16	125,000	132,097
Simon Property Group LP, Senior Notes	4.200%	2/1/15	40,000	42,439
Simon Property Group LP, Senior Notes	4.125%	12/1/21	85,000	94,575
Total Real Estate Investment Trusts (REITs)				573,967
Total Financials				4,177,743
Health Care — 1.8%
Biotechnology — 0.3%
Gilead Sciences Inc., Senior Notes	3.050%	12/1/16	110,000	117,922
Health Care Equipment & Supplies — 0.3%
Medtronic Inc., Senior Notes	3.000%	3/15/15	70,000	73,593
Stryker Corp., Senior Notes	3.000%	1/15/15	65,000	67,978
Total Health Care Equipment & Supplies				141,571
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	1.400%	10/15/17	50,000	50,136
Pharmaceuticals — 1.1%
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	130,000	141,177
Novartis Capital Corp., Senior Notes	4.125%	2/10/14	185,000	192,458

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	15

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Wyeth, Notes	5.500%	2/15/16	$165,000	$188,597
Total Pharmaceuticals				522,232
Total Health Care				831,861
Information Technology — 1.4%
Internet Software & Services — 0.3%
eBay Inc., Senior Notes	1.625%	10/15/15	125,000	128,440
Semiconductors & Semiconductor Equipment — 0.6%
Intel Corp., Senior Notes	1.350%	12/15/17	125,000	125,113
Texas Instruments Inc., Senior Notes	1.650%	8/3/19	150,000	149,897
Total Semiconductors & Semiconductor Equipment				275,010
Software — 0.5%
Microsoft Corp., Senior Notes	2.950%	6/1/14	80,000	82,976
Microsoft Corp., Senior Notes	1.625%	9/25/15	160,000	164,755
Total Software				247,731
Total Information Technology				651,181
Materials — 0.6%
Chemicals — 0.6%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	200,000	249,216
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	150,000	189,820
Total Corporate Bonds & Notes (Cost — $6,632,259)				7,192,925
Mortgage-Backed Securities — 3.0%
FHLMC — 1.5%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/1/32	130,613	139,655
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	137,524	149,854
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/35-6/1/36	336,451	362,968
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.500%	8/1/36	12,275	13,584
Total FHLMC				666,061
FNMA — 1.5%
Federal National Mortgage Association (FNMA)	5.000%	5/1/18	103,918	112,948
Federal National Mortgage Association (FNMA)	6.000%	6/1/22-9/1/37	192,410	210,902
Federal National Mortgage Association (FNMA)	5.500%	1/1/24-6/1/36	276,312	299,852
Federal National Mortgage Association (FNMA)	6.500%	2/1/37	70,838	84,126
Total FNMA				707,828
Total Mortgage-Backed Securities (Cost — $1,250,012)				1,373,889

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 4.4%
U.S. Government Agencies — 2.1%
Federal Farm Credit Bank (FFCB), Bonds	2.070%	9/27/21	$125,000	$125,673
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	145,000	144,809
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	365,000	557,566
Federal National Mortgage Association (FNMA), Notes	1.150%	12/12/18	150,000	149,782
Total U.S. Government Agencies				977,830
U.S. Government Obligations — 2.3%
U.S. Treasury Bonds	3.500%	2/15/39	176,000	198,990
U.S. Treasury Bonds	4.375%	11/15/39	242,000	314,865
U.S. Treasury Notes	2.250%	11/30/17	70,000	75,283
U.S. Treasury Notes	2.625%	8/15/20	420,000	461,278
Total U.S. Government Obligations				1,050,416
Total U.S. Government & Agency Obligations (Cost — $1,720,229)				2,028,246
Total Investments before Short-Term Investments (Cost — $33,724,949)				45,001,495
Short-Term Investments — 2.8%
Repurchase Agreements — 2.8%
Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/12 with RBS Securities Inc.; Proceeds at maturity — $1,302,016; (Fully collateralized by various U.S. government agency obligations, 0.000% to 0.625% due 6/19/13 to 9/30/17; Market Value — $1,328,050) (Cost — $1,302,000)	0.220%	1/2/13	1,302,000	1,302,000
Total Investments — 100.0% (Cost — $35,026,949#)				46,303,495
Other Assets in Excess of Liabilities — 0.0%				19,097
Total Net Assets — 100.0%				$46,322,592

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $35,047,671.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	17

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $35,026,949)	$46,303,495
Cash	784
Interest and dividends receivable	119,169
Receivable for Portfolio shares sold	1,840
Prepaid expenses	1,182
Total Assets	46,426,470

Liabilities:
Investment management fee payable	27,973
Payable for Portfolio shares repurchased	34
Accrued expenses	75,871
Total Liabilities	103,878
Total Net Assets	$46,322,592

Net Assets:
Par value (Note 5)	$18
Paid-in capital in excess of par value	39,579,458
Overdistributed net investment income	(65,615)
Accumulated net realized loss on investments	(4,467,815)
Net unrealized appreciation on investments	11,276,546
Total Net Assets	$46,322,592

Shares Outstanding	1,761,540

Net Asset Value	$26.30

See Notes to Financial Statements.

18	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$546,237
Dividends	477,902
Less: Foreign taxes withheld	(1,132)
Total Investment Income	1,023,007

Expenses:
Investment management fee (Note 2)	347,471
Shareholder reports	34,674
Audit and tax	26,866
Legal fees	23,551
Transfer agent fees	6,328
Fund accounting fees	4,611
Trustees’ fees	4,095
Insurance	2,063
Custody fees	765
Miscellaneous expenses	2,855
Total Expenses	453,279
Net Investment Income	569,728

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	2,726,573
Change in Net Unrealized Appreciation (Depreciation) from Investments	1,777,294
Net Gain on Investments	4,503,867
Increase in Net Assets from Operations	$5,073,595

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	19

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$569,728	$625,226
Net realized gain	2,726,573	2,623,916
Change in net unrealized appreciation (depreciation)	1,777,294	(3,181,597)
Increase in Net Assets From Operations	5,073,595	67,545

Distributions to Shareholders From (Note 1):
Net investment income	(691,962)	(575,000)
Decrease in Net Assets From Distributions to Shareholders	(691,962)	(575,000)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	369,619	364,252
Reinvestment of distributions	691,962	575,000
Cost of shares repurchased	(8,579,980)	(11,837,889)
Decrease in Net Assets From Portfolio Share Transactions	(7,518,399)	(10,898,637)
Decrease in Net Assets	(3,136,766)	(11,406,092)

Net Assets:
Beginning of year	49,459,358	60,865,450
End of year*	$46,322,592	$49,459,358
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(65,615)	$13,844

See Notes to Financial Statements.

20	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2012[1]	2011[1]	2010[1]	2009[2]	2009[3]	2008[3]

Net asset value, beginning of year	$24.11	$24.40	$22.04	$21.08	$18.92	$30.39

Income (loss) from operations:
Net investment income	0.30	0.27	0.26	0.06	0.36	0.42
Net realized and unrealized gain (loss)	2.28	(0.28)	2.42	1.20	2.24	(6.86)
Total income (loss) from operations	2.58	(0.01)	2.68	1.26	2.60	(6.44)

Less distributions from:
Net investment income	(0.39)	(0.28)	(0.32)	(0.30)	(0.44)	(0.40)
Net realized gains	—	—	—	—	—	(4.63)
Total distributions	(0.39)	(0.28)	(0.32)	(0.30)	(0.44)	(5.03)

Net asset value, end of year	$26.30	$24.11	$24.40	$22.04	$21.08	$18.92
Total return[4]	10.71%	(0.02)%[5]	12.15%[5]	6.00%[5]	14.17%	(25.22)%

Net assets, end of year (000s)	$46,323	$49,459	$60,865	$63,994	$61,110	$61,062

Ratios to average net assets:
Gross expenses	0.93%	0.95%	0.97%	1.29%[6]	0.88%	1.03%
Net expenses[7,8]	0.93	0.93 [9]	0.96 [9]	0.99 [6,9]	0.88	0.93 [9]
Net investment income	1.16	1.11	1.14	1.64 [6]	1.86	1.62

Portfolio turnover rate	21%	33%	30%	4%	30%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period ended November 1, 2009 through December 31, 2009.

[3]	For the year ended October 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.14)%, 12.01% and 5.95% for the years ended December 31, 2011, December 31, 2010 and the period ended December 31, 2009, respectively.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund

22	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	23

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$32,076,623	—	—	$32,076,623
Asset-backed securities	—	$232,303	—	232,303
Collateralized mortgage obligations	—	2,097,509	—	2,097,509
Corporate bonds & notes	—	7,192,925	—	7,192,925
Mortgage-backed securities	—	1,373,889	—	1,373,889
U.S. government & agency obligations	—	2,028,246	—	2,028,246
Total long-term investments	$32,076,623	$12,924,872	—	$45,001,495
Short-term investments†	—	1,302,000	—	1,302,000
Total investments	$32,076,623	$14,226,872	—	$46,303,495

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising

24	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	25

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$9,615	—	$(9,615)
(b)	33,160	$(33,160)

(a)	Reclassifications are primarily due to a taxable overdistribution.

(b)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Portfolio’s subadviser. Effective February 2013, Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, LMCI and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

26	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $50 million	0.71%
Next $50 million	0.61
Next $100 million	0.51
Over $200 million	0.46

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments, which effective February 2013 is provided by Western Asset. For its services, LMPFA pays LMIC and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$7,949,507	$1,923,854
Sales	15,337,076	1,743,776

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,336,156
Gross unrealized depreciation	(80,332)
Net unrealized appreciation	$11,255,824

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report	27

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2012, the Portfolio did not invest in any derivative instruments.

5. Shares of beneficial interest

At December 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Shares sold	14,327	14,637
Shares issued on reinvestment	26,250	24,089
Shares repurchased	(330,124)	(482,518)
Net decrease	(289,547)	(443,792)

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$691,962	$575,000

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(4,447,093)
Other book/tax temporary differences(a)	(65,615)
Unrealized appreciation (depreciation)(b)	11,255,824
Total accumulated earnings (losses) — net	$6,743,116

*	During the taxable year ended December 31, 2012, the Portfolio utilized $ 1,979,336 of its capital loss carryforward available from prior years. As of December 31, 2012, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2015	$(371,799)
12/31/2016	(4,075,294)
$(4,447,093)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

28	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Investment Counsel Variable Social Awareness Portfolio, a series of Legg Mason Partners Variable Equity Trust, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from November 1, 2009 to December 31, 2009, and each of the years in the two-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Investment Counsel Variable Social Awareness Portfolio as of December 31, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 15, 2013

Legg Mason Investment Counsel Variable Social Awareness Portfolio	29

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement pursuant to which Legg Mason Investment Counsel, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its

30	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for the one- and five-year periods and was ranked in the first quintile of the Performance Universe for such periods, but performed below the median performance of the funds in the Performance Universe for the three- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s

Legg Mason Investment Counsel Variable Social Awareness Portfolio	31

portfolio managers. The Trustees noted that the Manager and Sub-Adviser were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of ten mixed-asset target allocation growth funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all mixed-asset target allocation growth funds underlying variable

32	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were at the median of management fees paid by the funds in the Expense Group, but that the Fund’s Actual Management Fee was slightly higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s actual total expense ratio was at the median of the total expense ratios of the funds in the Expense Group, but was higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also reviewed and considered the Manager’s fee waiver and/or expense reimbursement arrangements, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense

Legg Mason Investment Counsel Variable Social Awareness Portfolio	33

information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

34	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Legg Mason Investment Counsel Variable Social Awareness Portfolio	35

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

36	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Legg Mason Investment Counsel Variable Social Awareness Portfolio	37

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

38	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason Investment Counsel Variable Social Awareness Portfolio	39

Additional Officers cont’d
Albert Laskaj Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

40	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2012:

Record date:	6/19/2012	12/19/2012
Payable date:	6/20/2012	12/20/2012
Ordinary income:
Dividends qualifying for the dividends
received deduction for corporations	70.75%	70.63%

Please retain this information for your records.

Legg Mason Investment Counsel

Variable Social Awareness Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Servicing, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Investment Counsel Variable Social Awareness Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Legg Mason Funds

620 Eighth Avenue

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individual investors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Variable Social Awareness Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD03332 2/13 SR13-1838

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $330,000 in December 31, 2011 and $317,700 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $61,000 in December 31, 2011 and $48,100 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Variable Equity Trust

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Variable Equity Trust

Date:	February 25, 2013

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Variable Equity Trust

Date:	February 25, 2013